UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2016

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Park Drive, Milton Park

Abingdon, Oxfordshire OX14 4RY

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

As previously announced, Adaptimmune Therapeutics plc (the “Company”) will give a live audio webcast today, April 22, 2016, in conjunction with its Investor and Analyst Day 2016.  The webcast will include a slide presentation, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The live audio webcast and the accompanying slide presentation will be available through the investor section of the Company’s website at http://ir.adaptimmune.com.  The information contained on the Company’s website is not part of this Form 8-K and is not incorporated by reference into this Form 8-K.

Item 8.01              Other Events.

On April 22, 2016, the Company issued a press release announcing the appointment of leading immunology, immunotherapy and oncology experts from across the United States and Europe to its newly formed scientific advisory board (SAB).  The SAB will serve as a strategic resource for the Company and help to steer the Company’s development efforts in the field of immuno-oncology. The press release is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

On April 22, 2016, the Company issued a press release announcing that the Company has adopted the name SPEAR T-cells™ (Specific Peptide Enhanced Affinity Receptor T-cells) to describe its proprietary technology. The press release is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

The information contained in Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing, regardless of any general incorporation language in any such filing, unless the Company expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Slide presentation to be presented at the Adaptimmune Investor and Analyst Day 2016 on April 22, 2016 (furnished pursuant to Item 7.01).

99.2	Press Release regarding SAB dated April 22, 2016.

99.3	Press Release regarding SPEAR T-cellsTM dated April 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: April 22, 2016	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Slide presentation to be presented at the Adaptimmune Investor and Analyst Day 2016 on April 22, 2016 (furnished pursuant to Item 7.01).

99.2	Press Release regarding SAB dated April 22, 2016.

99.3	Press Release regarding SPEAR T-cellsTM dated April 22, 2016.